UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 31, 2007

Ashworth, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-14547	84-1052000
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2765 Loker Avenue West, Carlsbad, California		92010
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760-438-6610

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 5, 2007, Eric S. Salus, who was appointed a Director of the Board of Directors (the "Board") of Ashworth, Inc. (the "Company") effective April 16, 2007, entered into an agreement with the Company dated as of June 1, 2007 whereby Mr. Salus will provide consulting services relating to corporate management and operations (the "Agreement"). All assignments under the Agreement must be approved by mutual agreement of Mr. Salus and the Chief Executive Officer of the Company. Mr. Salus has agreed to provide such services for five (5) business days per calendar month. The consulting engagement under the Agreement shall continue until March 30, 2008, but may be earlier terminated by either party with 60-days notice.

In consideration of the time commitments associated with the duties under the Agreement, Mr. Salus shall be compensated for the duration of service under this Agreement with (a) an upfront, non-refundable, one-time cash retainer of $25,000, and (b) an additional cash retainer of $15,500 per month, payable at the end of each month of service. The foregoing cash compensation will be in addition to, and not in lieu of, any and all cash compensation paid to Mr. Salus for his continuing service on the Board. Provided that he submits verification of expenses as the Company may reasonably require, Mr. Salus shall be reimbursed for reasonable out-of-pocket expenses incurred in connection with the performance of his services under the Agreement.

As additional compensation under the Agreement, the Company granted to Mr. Salus a non-qualified stock option grant covering 10,000 shares of Ashworth's common stock, with an exercise price equal to 100% of fair market value of the common stock on the date of grant. The foregoing option shall vest 50% on September 30, 2007 and 50% on March 31, 2008. Except in the context of a "Change in Control" as described below, vesting shall cease upon termination of this Agreement, for any reason, and the vested portion of the option shall remain exercisable for a period of five (5) years after the date of grant. The foregoing option grant is in addition to, and not in lieu of, any and all stock option grants to Mr. Salus for his continuing service on the Board.

In the event that the Company terminates this Agreement prior to March 31, 2008 but on or after a "Change in Control," (a) all of Mr. Salus’ non-qualified stock options granted under this Agreement shall become immediately vested, and (b) all monthly retainers that are due and those that would become payable assuming the Agreement’s term extended to March 31, 2008 shall become immediately due and payable.

A copy of the Agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference into this Item 5.02.

On May 31, 2007, the Board also appointed Mr. Salus as a member of the Special Committee of the Board. The purpose of such Committee is to review, analyze and consider strategic alternatives for the Company and to promptly report all conclusions and recommendations to the Company’s full Board for the Board’s information and consideration of any binding action. Except as expressly provided in its charter, the Special Committee acting alone shall not have any power to act on behalf of or otherwise bind the Company in any way. In addition to Mr. Salus, the Special Committee currently consists of Messrs. Meyer (Chairman), Carpenter, Hayes and Weil.

Additionally, on May 31, 2007, the Board authorized the Company to enter into the previously-approved form of indemnification agreement (the "Indemnity Agreement") with Eric S. Salus, a non-employee director and each of the following officers: Edward J. Fadel and Eric H. Hohl. A copy of the Indemnity Agreement was previously filed as Exhibit 10.1 to the Company’s Form 8-K filed on December 15, 2006.

Item 8.01 Other Events.

In connection with the 2007 Annual Meeting of Stockholders (the "Annual Meeting"), the Board unanimously approved a slate of director nominees to be considered for election at the Annual Meeting, which shall be comprised of the Class II director nominees (identified below) and Mr. Peter M. Weil, who under the Company’s Bylaws is required to stand for election at the Annual Meeting in connection with his move from Class II to Class I. The slate of Class II director nominees is comprised of current directors Detlef H. Adler, Stephen G. Carpenter and Eric S. Salus and also includes Mr. Michael S. Koeneke, who is a managing member of Knightspoint Partners LLC. To accommodate the nomination of Mr. Koeneke as a Class II director, the Board has adopted a resolution to increase the authorized number of directors on the Board to 10 directors conditioned upon stockholder approval of the director nominee slate. Section 1 of Article III of the Bylaws of the Company provides that the authorized number of directors of the Company shall be within a range of three to 15 directors, subject to determination by resolution of the Board or by the stockholders of the Company at an annual meeting.

In addition, James B. Hayes will retire from his position as the Chairman of the Board (the "Chairman") effective as of the date of the Annual Meeting due to the time demands imposed by the Chairmanship position. Mr. Hayes will continue to serve as a director on the Board. Also effective as of the date of the Annual Meeting, the Board has appointed David M. Meyer to serve as the non-executive Chairman. Mr. Meyer has served as a director of the Board since May 8, 2006.

Additional information with respect to the Annual Meeting, including the date of the Annual Meeting, will be disclosed in the Company’s proxy materials when they are filed with the Securities and Exchange Commission.

Ashworth, Inc. will file a proxy statement in connection with its 2007 Annual Meeting. Ashworth stockholders are strongly advised to read the proxy statement when it becomes available, as it will contain important information. Stockholders will be able to obtain this proxy statement, any amendments or supplements to the proxy statement and other documents filed by Ashworth with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at Ashworth's Internet website at www.ashworthinc.com or by writing to Ashworth, Inc., 2765 Loker Avenue West, Carlsbad, CA 92008. Ashworth, its executive officers and directors may be deemed to be participants in a solicitation of proxies for Ashworth's 2007 annual meeting of stockholders. Information regarding these participants and their interests will be contained in the proxy statement that will be filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

Ex. 10.1 Personal services agreement between Ashworth, Inc., a Delaware corporation and its successors or assignees, and Eric S. Salus.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ashworth, Inc.

June 6, 2007	By:	Eric R. Hohl

Name: Eric R. Hohl
Title: EVP, CFO and Treasurer

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Exhibit Index

Exhibit No.	Description

10.1	Personal services agreement between Ashworth, Inc., a Delaware corporation and its successors or assignees, and Eric S. Salus.